SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                                May 1, 2001
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                     (Date of earliest event reported)


                      Bank West Financial Corporation
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           (Exact name of registrant as specified in its charter)


Michigan                              000-25666                    38-3203447
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



        2185 Three Mile Road NW, Grand Rapids, Michigan     49544
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          (Address of principal executive offices)       (Zip Code)


                               (616) 785-3400
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            (Registrant's telephone number, including area code)


                                    N/A
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(Former name, former address and former fiscal year, if changed since last report)





ITEM 5.   OTHER EVENTS


     On May 1, 2001, Bank West Financial Corporation (the "Company") and Chemical Financial Corporation ("Chemical"), entered into a letter of intent (the "Agreement") pursuant to which Chemical proposes to acquire the Company (the "Merger"). The Agreement calls for Chemical to pay $11.50 in cash for each outstanding share of Company common stock. All options to purchase Company common stock outstanding upon consummation of the Merger will be cancelled and in consideration of such cancellation, the option holders will receive a cash payment equal to the difference, if any, between $11.50 and the exercise price of the options. In addition, as proposed, Bank West, the wholly owned subsidiary of the Company, would become a subsidiary of Chemical.

     The Agreement will be terminated if a definitive merger agreement (the "Merger Agreement") is not executed by 5:00 p.m., Eastern Time, on May 24, 2001. The parties further agreed that in the event the Merger is not consummated under certain circumstances, the Company will pay Chemical a
termination fee equal to $750,000.   The Merger is subject to certain other
conditions, including the execution of a Merger Agreement, the approval of the Merger Agreement by the Company's stockholders and receipt of approvals of state and federal regulatory authorities. The Merger will be accounted for as a purchase and is currently expected to close in the fourth quarter of 2001.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Agreement attached hereto and made a part hereof by reference thereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

               See Exhibit Index



















                                     2

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      BANK WEST FINANCIAL
                                         CORPORATION




Date: May 7, 2001                     By:  /s/ Kevin A. Twardy
                                           ---------------------
                                           Kevin A. Twardy
                                           Chief Financial Officer


                               EXHIBIT INDEX




Exhibit Number                             Description
--------------                             -----------


2.1 Letter of intent, dated as of May 1, 2001, between Bank West Financial Corporation and Chemical Financial Corporation


2.2* Press release dated May 1, 2001 made jointly on May 1, 2001 by Bank West Financial Corporation and Chemical Financial Corporation


________________

(*) Incorporated by reference from the filing made with the Securities and Exchange Commission on May 1, 2001 by the Company as additional definitive proxy materials and as a Rule 425 communication.